UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2021

FISION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53929	27-2205792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 West End Boulevard, Suite 100

Minneapolis, Minnesota 55416

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 612-927-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On May 30, 2021, the Company entered into a Purchase and Sale Agreement (“PSA”) with Score, Inc., a Puerto Rico Corporation, Joshua Carmona (“Carmona”), an individual, and VIP Solutions, LLC (“Score”), a Puerto Rico limited liability company. Pursuant to the PSA Fision Corporation (“Issuer” or “Company” or “Fision”) acquired 100% of Score, which will be a wholly owned subsidiary of Fision. The Company also acquired certain assets of VIP listed in the PSA. The Company previously announced it had entered into a Memorandum of Understanding (“MOU”) to acquire the stock of Score.

Score, Inc. is an Act 73 company under Puerto Rico law that is in the enterprise software space and currently provides business to business solutions for approximately 100 US companies in the credit repair space. Joshua Carmona owns 100% of the stock in Score, whereby Mr. Carmona owns the Score stock free and clear of all liens and encumbrances of any kind. There are no other classes of stock or ownership in Score. VIP owns the assets the Company acquired clear of all liens and encumbrances of any kind.

Score is a duly incorporated Puerto Rico company organized under Act 73 of Puerto Rico law and is in good standing. The sale of Stock to Fision by Carmona will not affect Score’s status as an Act 73 company and all necessary procedures will be followed under Act 73 so that completion of the instant transaction will not affect Score’s status as an Act 73 company. There is no legal impediment to Carmona’s sale of stock or the conveyance by VIP of the assets under the PSA. All corporate actions necessary to approve this PSA, the sale of Score stock, and the transfer of the VIP assets have been taken.

Fision completed its due diligence into the operations and finances of Score, as provided in the MOU. All the conditions precedent to the transaction, as set forth in the MOU have been satisfied.

In consideration for the purchase of the Score stock, Fision has issued to Carmona a Senior Secured Promissory Note for $500,000 substantially in the form attached as Exhibit 1 of the PSA, convertible into not more than ten (10) million shares of common stock of Fision at the higher of USD $0.05 per share or at the volume weighted average price (VWAP) over the last 10 trading days prior to conversion. Fision will also issue to Carmona by not later than March 31, 2023 a second, unsecured promissory note in a form satisfactory to Fision and Carmona in an amount equal to Score’s average gross revenue during calendar years ending 2021 and 2022. It will be convertible into not more than 10 million shares of common stock of Fision at USD $0.20 per share and will contain the usual and customary protections and adjustments for future corporate actions, including but not limited to pricing adjustments for reverse stock splits.

Fision has appointed Carmona to become a member of the Board of Directors of Fision and he will also serve as its Chief Operating Officer. His sole compensation for these services will be $50,000 per year and will be paid quarterly in shares of common stock of Fision as determined by the closing stock price on the last trading day of each calendar quarter.

Fision will provide, make available to, or invest in our subsidiary, Score, no less than $500,000 over the 18 months following closing a minimum of $500,000 to be used for software development, integration and marketing costs. Fision further expects to have Score add additional employees over this period and that the Fision and Score software stacks will be integrated and marketed jointly through a public relations entity.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the PSA, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 1, 2021 (SEC File No. 000-53929) and is incorporated by reference into this Item 1.01.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement
10.2	Exhibit 1: Senior Secured Convertible Promissory Note
10.3	Exhibit 2: Assets Owned by Score, Inc.
10.4	Exhibit 3: VIP Assets

3

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such statements may include, but are not limited to, statements about the adjustments to the Company’s valuation allowance for the deferred tax asset balances, future financial and operating results, any need to restate financial statements and related matters, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are subject to significant known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the potential outcome of any strategic initiatives we pursue. Risks and uncertainties relating to the Restatement due to the error in the valuation allowance for deferred tax assets include: the timing of and definitive findings regarding the Company’s assessment of the error in its valuation allowance, including the expected materiality of the adjustments; whether any additional accounting errors or other issues are identified; reactions from the Company’s creditors, stockholders, or business partners; potential delays in the preparation of restated financial statements; our ability to remediate control deficiencies and material weaknesses, and the timing and expense of such remediation; our ability to successfully negotiate and obtain any necessary waivers, amendments and / or forbearances (including any extensions of the foregoing) to credit and financing arrangements and the impact on our business should we fail to obtain such waivers, amendments and / or forbearances; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Company’s assessment or the Company’s Restatement. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISION CORPORATION
(Registrant)

Date: June 1, 2021	By:	/s/ Michael Brown
Michael Brown Principal Executive Officer

5